Warrants	12 Months Ended
Dec. 31, 2013
Warrants
8.	Warrants

On November 6, 2013, Nerviano Medical Sciences S.r.l. (“NMS”) was issued a warrant to acquire up to 16,667 shares of our common stock in connection with the license agreement between the Company and NMS. The warrant has an exercise price of $6.00 per share and is exercisable at the option of the holder, in whole or in part, at any time until November 6, 2018. The terms of such warrant provide for adjustments in the event of certain stock dividends, stock splits, recapitalizations, reclassifications and consolidations. Upon exercise, the aggregate exercise price of the warrant issued is payable by NMS in cash.

The Company recognized warrant expense of $47,600 using a binomial model with an exercise price of $6.00, risk free interest rate of 1.68%, volatility of 54.8%, and a useful life of 4.85 years. The entire amount was expensed to research and development in 2013.

During 2012, Ignyta Operating issued a warrant to purchase 8,334 shares of Series B Preferred Stock in connection with the Loan Agreement. The warrant was assumed by Ignyta, Inc. in connection with the Merger (see Note 2). The exercise price of the warrant is $3.00 per share.

On February 27, 2013, Ignyta Operating issued a warrant to purchase up to a number of shares of Series B Preferred Stock equal to 5% of the amount loaned under the Loan Agreement on February 27, 2013 and thereafter, subject to adjustment as set forth in the warrant, including without limitation for stock combinations and splits. As a result, following the February 2013 and July 2013 advances under the Loan Agreement, the warrant became exercisable for 16,667 shares of Ignyta Operating’s Series B Preferred Stock. The warrant was assumed by Ignyta, Inc. in connection with the Merger. The exercise price of the warrant is $3.00 per share and the warrant expires February 27, 2020.

The exercise price of the warrants issued in conjunction with the loan financing is protected against dilutive financing through the term of the warrants. Pursuant to ASC 815-15 and ASC 815-40, the fair value of the warrants was recorded as a derivative liability on the issuance dates.

Each of the warrants was valued at the grant date and at the end of each reporting period thereafter.

The Company revalued all of the warrants at the end of each reporting period, and the estimated fair value of the outstanding warrant liability was $129,400 and $24,500 at December 31, 2013 and 2012, respectively. The change in the estimated fair value of the derivative liability resulted in other expense of $76,600 and $0 for the periods ended December 31, 2013 and 2012, respectively.

The derivative liabilities were valued at their issuance dates and at the end of each reporting period using a binomial pricing model and the following weighted average assumptions:

	December 31, 2013	December 31, 2012
Expected volatility	59.2%	176.4%
Risk-free interest rate	2.12%	1.18%
Dividend yield	0.00%	0.00%
Remaining expected term of underlying securities (years)	6.07	6.5